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                                                                   EXHIBIT 99.11

                         CONSENT OF INDEPENDENT AUDITORS





The Trustees
Keystone Fund of the Americas





         We consent to the use of our report dated December 8, 1995, included herein and to the references to our firm under the captions "FINANCIAL HIGHLIGHTS" in the prospectus and "ADDITIONAL INFORMATION" in the statement of additional information.





                                                     /s/ KPMG Peat Marwick LLP

                                                     KPMG Peat Marwick LLP





Boston, Massachusetts
December 29, 1995